UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. )

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VROOM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

VROOM, INC.

2021 Annual Meeting
Vote by June 23, 2021
11:59 PM ET

vroom

VROOM, INC.
1375 BROADWAY, FLOOR 11
NEW YORK, NEW YORK 10018



D53486-P54674

You invested in VROOM, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 24, 2021.**

Get informed before you vote

You may view the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by making a request prior to June 10, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote prior to the Meeting, visit **www.ProxyVote.com**

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Vote Virtually during the Meeting*

June 24, 2021
10:00 AM EDT

Virtually during the Meeting at:
www.virtualshareholdermeeting.com/VRM2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote prior to the Meeting at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Robert J . Mylod  04) Paul J . Hennessy 07) Paula B. Pretlow 02) Scott A. Dahnke  05) Laura W. Lang  08) Frederick 0. Terrell 03) Michael J . Farello 06) Laura G. O'Shaughnessy For 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2021. For 3. To approve on an advisory (non-binding) basis the frequency of future advisory votes on the compensation of the Company's named executive officers. 0Year NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up forE-delivery". D53487-P54674